                              GOLDMAN SACHS TRUST

                       GOLDMAN SACHS MONEY MARKET FUNDS
                          GOLDMAN SACHS EQUITY FUNDS
                       GOLDMAN SACHS FIXED INCOME FUNDS

        ILA, ILA CLASS B, ILA CLASS C, ILA ADMINISTRATION, ILA SERVICE,
             FST, FST PREFERRED, FST SERVICE, FST ADMINISTRATION,
               SERVICE, ADMINISTRATION AND INSTITUTIONAL SHARES

                               ----------------

       SUPPLEMENT DATED DECEMBER 2, 1997 TO THE FOLLOWING PROSPECTUSES:

                       GOLDMAN SACHS MONEY MARKET FUNDS
                (Financial Square Funds) dated September 5, 1997
                         (Institutional Liquid Assets)
        ILA, ILA Administration and ILA Service Shares dated May 1, 1997
            ILA Class B and ILA Class C Shares dated August 15, 1997

                       GOLDMAN SACHS FIXED INCOME FUNDS
                    Administration Shares dated May 1, 1997
             Service and Institutional Shares dated August 15, 1997

                          GOLDMAN SACHS EQUITY FUNDS
             Service and Institutional Shares dated October 1, 1997

When an investment adviser, broker, bank, trust company or other depository or financial institution ("Service Organization") invests in Shares of a Fund on behalf of its customers, normally, purchase, exchange and redemption orders will not be effective until received by Goldman Sachs as described in the Prospectus. Goldman Sachs Trust (the "Trust") may, however, authorize certain Service Organizations and/or transfer agents that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form by or on behalf of a customer when the order is accepted by the authorized Service Organization or intermediary on a Business Day (as defined in the Prospectus), and the order will be priced at a Fund's net asset value per share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer should contact its Service Organization to learn whether it is authorized to accept orders for the Trust. The Service Organizations may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to each of the Funds' respective share classes. These payments may be in addition to other servicing and/or sub-transfer agency payments borne by the Funds and their share classes.

In the case of each Goldman Sachs Equity Fund and Goldman Sachs Fixed Income Fund, other than the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, the minimum initial investment in Institutional Shares of a particular Fund for (a) individual investors; (b) qualified non-profit organizations, charitable trusts, foundations and endowments; and (c) accounts over which GSAM or its advisory affiliates have investment discretion is $10 million. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

Under the section "Purchase of Institutional Shares"--"Minimum Initial Investments" for the Goldman Sachs Fixed Income Funds and "Purchase Procedures" for the Goldman Sachs Equity Funds, items (c) and (h) of the second paragraph are deleted.

Effective December 1, 1997, the Investment Adviser's voluntary cap on certain other expenses of the High Yield Fund will be changed and as a result, to the extent certain other expenses (excluding management, service, and transfer agency fees, taxes, interest and brokerage fees, and litigation, indemnification, and other extraordinary expenses) exceed 0.14% of the average daily net assets of the Fund, the Investment Adviser will reduce or limit such expenses.

The Table under "Fees and Expenses" regarding Annual Fund Operating Expenses for the Institutional and Service Shares of the High Yield Fund is amended as follows:

                                                            HIGH YIELD FUND/1/
                                                           ---------------------
              ANNUAL FUND OPERATING EXPENSES               INSTITUTIONAL SERVICE
      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)           SHARES     SHARES
      ---------------------------------------------        ------------- -------
Management Fees (after applicable limitations)/2/.........     0.65%      0.65%
Distribution (Rule 12b-1) Fees............................     none       none
Service Fees/3/...........................................     none       0.50%
Other Expenses (after applicable limitations)/4/..........     0.18%      0.18%
                                                               ----       ----
TOTAL FUND OPERATING EXPENSES
 (after fee and expense limitations)/5/...................     0.83%      1.33%
                                                               ====       ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

FUND                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
----                                             ------ ------- ------- --------
High Yield
  Institutional Shares..........................  $ 8     $26     N/A     N/A
  Service Shares................................  $14     $42     N/A     N/A

--------
/1/ Based on estimated amounts for the current fiscal year.
/2/ The Investment Adviser has voluntarily agreed that a portion of the management fee equal to .05% of the Fund's average daily net assets would not be imposed on the High Yield Fund. Without such limitations, the management fee would be .70% of the Fund's average daily net assets.
/3/ Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts.
/4/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses of the High Yield Fund (excluding management, service, and transfer agency fees, taxes, interest and brokerage fees, and litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed 0.14% of the average daily net assets of the Fund.
/5/ Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the Institutional and Service Shares of the High Yield Fund for the current fiscal year are estimated to be:

                                      INSTITUTIONAL SERVICE
                                         SHARES     SHARES
                                      ------------- -------
     Other Expenses..................      .60%       .60%
     Total Operating Expenses........     1.30%      1.80%

GSSTK 12/97